UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 10, 2004



                           HIGH COUNTRY BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Colorado                           0-23409                84-1438612
-------------------------------          ---------              ------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)


            7360 West US Highway 50, Salida, Colorado         81201
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (719) 539-2516
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
-------------------------------------------------

     On February 10, 2004, High Country Bancorp, Inc. (the "Company") announced that it had notified Nasdaq of its intent to delist its common stock from the Nasdaq SmallCap Market as of February 12, 2004. The Company also stated that since its common stock is held of record by less than 300 persons it would be terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "1934 Act") by filing a Form 15 with the Securities and Exchange Commission ("SEC") on February 12, 2004. Upon the filing of the Form 15, the obligations of High Country Bancorp, Inc. to file with the SEC certain reports and forms, including 10-KSB, 10-QSB, 8-K and proxy statements will be suspended.

     For more information, see the Company's press release, dated February 10, 2004, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1 Press Release dated February 10, 2004

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HIGH COUNTRY BANCORP, INC.



                                   By: /s/ Larry D. Smith
                                       -----------------------------------------
                                       Larry D. Smith
                                       President and Chief Executive Officer


Date:  February 10, 2004